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                                                                    Exhibit (ak)


                  FIRST AMENDMENT TO THE LAMSON & SESSIONS CO.
             AMENDED AND RESTATED SUPPLEMENTAL RETIREMENT AGREEMENT


                  This First Amendment to the Amended and Restated Supplemental Retirement Agreement (this "Amendment"), effective as of January 1, 2000 is made by THE LAMSON & SESSIONS CO., an Ohio corporation (the "Company"), in order to amend the Amended and Restated Supplemental Retirement Agreement, dated as of March 20, 1990 (the "Agreement").

                  NOW THEREFORE, the undersigned hereby amends the Agreement as follows:

                  1. Section 1.1 of the Agreement is hereby amended and restated to read in its entirety as follows:

           "1.1 A "Change in Control" shall be deemed to have occurred if any of the following events shall occur:

                             (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 15% or more of either: (A) the then-outstanding shares of common stock of the Company (the "Company Common Stock") or (B) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors ("Voting Stock"); PROVIDED, HOWEVER, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change in
                             Control: (i) any acquisition directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary of the Company, or (iv) any acquisition by any Person pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (c) of this Section 1.2; or

                             (b) Individuals who, as of the date hereof, constitute the Board of Directors of the Company (the "Incumbent Board") cease for any reason (other than death or disability) to constitute at least a majority of the Board of Directors of the Company; PROVIDED, HOWEVER, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without objection to such nomination) shall be considered as though such individual were a member of the Incumbent Board, but excluding for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest (within the meaning of Rule 14a-11 of the Exchange
                             Act) with respect to the election or

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                             removal of directors or other actual or threatened
                             solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors of the Company; or

                             (c) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Company Common Stock and Voting Stock immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions relative to each other as their ownership, immediately prior to such Business Combination, of the Company Common Stock and Voting Stock of the Company, as the case may be, (ii) no Person (excluding any entity resulting from such Business Combination or any employee benefit plan (or related trust) sponsored or maintained by the Company or such entity resulting from such Business Combination) beneficially owns, directly or indirectly, 15% or more of, respectively, the then-outstanding shares of common stock of the entity resulting from such Business Combination, or the combined voting power of the then-outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board of Directors of the Company, providing for such Business Combination; or

                            (d) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company."

                  2. Section 1.5 of the Agreement is hereby amended and restated to read in its entirety as follows:

           "1.5 Termination "For Cause" shall mean prior to any termination of employment by the Company, Executive shall have committed:

                           (a) an intentional act of fraud, embezzlement or theft in connection with his duties or in the course of his employment with the Company;



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                           (b) intentional wrongful damage to property of the
                           Company; or

                           (c) intentional wrongful disclosure of secret processes or confidential information of the Company;

and any such act shall have been materially harmful to the Company. For purposes of this Agreement, no act, or failure to act, on the part of Executive shall be deemed "intentional" if it was due primarily to an error in judgment or negligence, but shall be deemed "intentional" only if done, or omitted to be done, by Executive not in good faith and without reasonable belief that his action or omission was in the best interest of the Company. Notwithstanding the foregoing, Executive shall not be deemed to have been terminated for "Cause" hereunder unless and until there shall have been delivered to Executive a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters of the Board of Directors of the Company then in office at a meeting of the Board of Directors of the Company called and held for such purpose (after reasonable notice to Executive and an opportunity for Executive, together with his counsel, to be heard before the Board of Directors of the Company), finding that, in the good faith opinion of the Board of Directors of the Company, Executive had committed an act set forth above in this Section 1.5 and specifying the particulars thereof in detail. Nothing herein shall limit the right of Executive or his beneficiaries to contest the validity or propriety of any such determination."

                  3. Section 7.9 of the Agreement is hereby deleted in its entirety and shall be of no further force or effect. Section 7.10 of the Agreement shall be renumbered to Section 7.9 to reflect this deletion of Section 7.9.

                  4. This Amendment is effective when it is executed by the Company.

                  5. Except as expressly set forth in this Amendment, the Agreement remains unchanged and continues in full force and effect.

                  6. The undersigned Executive hereby consents to the adoption of this Amendment.


                  IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.


                                    THE LAMSON & SESSIONS CO.



                                    By:_________________________________
                                           Senior Executive Officer



                                       ___________________________________
                                                 Executive



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